Unaudited consolidated statement of profit or loss and other comprehensive income or loss - USD ($)	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Unaudited consolidated statement of profit or loss and other comprehensive income or loss
Revenue	$ 18,576,000
Cost of goods sold	(20,301,000)
Administrative expenses	(16,610,000)	$ (3,027,000)
Selling and distributive expenses	(1,172,000)
Loss from operations	(19,507,000)	(3,027,000)
Finance income	5,460,000	365,000
Finance costs	(10,127,000)	(9,838,000)
Net change in fair value of financial instruments	(9,558,000)	733,000
Net finance costs	(14,225,000)	(8,740,000)
Loss before income taxes	(33,732,000)	(11,767,000)
Income tax benefit	1,469,000
Net loss for the period	(32,263,000)	(11,767,000)
Total comprehensive loss for the period attributable to owners of the company	$ (32,263,000)	$ (11,767,000)
Basic loss per ordinary share	$ (3.13)	$ (1.78)
Diluted loss per ordinary share	$ (3.13)	$ (1.78)